QUARTERLY REPORT
                               DECEMBER 31, 2000

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 12/31/00 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

               FMI Focus Fund     Standard & Poor's 500      Russell 2000
               --------------     ---------------------      ------------
12/16/96           $10,000               $10,000                $10,000
12/31/96           $10,245               $10,280                $10,350
 3/31/97           $10,736               $10,549                 $9,815
 6/30/97           $12,709               $12,390                $11,406
 9/30/97           $16,796               $13,333                $13,103
12/31/97           $17,391               $13,712                $12,664
 3/31/98           $19,876               $15,626                $13,938
 6/30/98           $19,687               $16,145                $13,289
 9/30/98           $17,838               $14,553                $10,611
12/31/98           $23,561               $17,654                $12,342
 3/31/99           $22,826               $18,533                $11,673
 6/30/99           $27,450               $19,840                $13,488
 9/30/99           $26,372               $18,599                $12,634
12/31/99           $36,309               $21,367                $14,965
 3/31/00           $46,693               $21,858                $16,025
 6/30/00           $47,926               $21,277                $15,419
 9/30/00           $50,634               $21,071                $15,590
12/31/00           $44,803               $19,424                $14,513

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 12/31/00

                                                                     Annualized
                                                              Total Return*<F1>
                                        Total Return*<F1>      Through 12/31/00
                   Total Return*<F1>         For the Year             From Fund
                       Last 3 Months       Ended 12/31/00    Inception 12/16/96
                       -------------       --------------    ------------------
FMI Focus Fund                -11.5%                23.4%                 44.9%
Standard & Poor's 500          -7.8%                -9.1%                 17.9%
Russell 2000                   -6.9%                -3.0%                  9.7%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

                                                                  March 26, 2001

Dear Fellow Shareholders:

  It is March Madness time again. Almost a year ago the NASDAQ reached its highest level, and since then this Index has been more than cut in half. Unlike most mutual funds, the FMI Focus Fund was still able to generate a positive 23.4% for the calendar year. The average stock fund covered by Lipper declined by 1.67%, the S&P 500 shrank by 9% and the NASDAQ fell by 39%. The December quarter proved quite challenging, and the Fund slid 11.5% during this period.
In comparison, the S&P 500 and the NASDAQ fell by 7.8% and 32%, respectively.
It is worth noting that our four year record has compounded at 44.6% for shareholders. We are proud of this record and our mission is to keep marching forward through the field of mutual funds and emerge as a top seed for five and ten year performance. A significant portion of our own money is in the Fund so our interests are firmly aligned with yours. We constantly think about making money while balancing risk and reward both during a run-and-gun growth and a defensive zone value market. We are honored to be a part of your financial plans and now we would like to honor this year's recipients of the 2nd annual FMI Focus Fund 5-Star Award. They are Chris Allison, Ken Freeman, and James Mann.

  We cannot remember an investment that paid off more handsomely than Tollgrade Communications, Inc. We have owned the stock since it came public several years
ago.   Before adjusting for splits, this stock went from teens to over $150 per share during the telecommunications equipment spending spree last year. At the same time earnings expectations started at $1.30 range and wound up being over $2.00 per share. The Company is led by its focused, conservative, down to earth Chairman and CEO Chris Allison. Tollgrade Communications manufactures metallic channel units (MCUs) that enables Regional Bell Operating Companies to use test systems that were originally designed for copper-based networks to test over digital loop carrier systems networks that are both copper and fiber optic based. The Company launched a next generation test system, Digitest, that conducts local loop prequalification for deployment of Digital Subscriber Loop
(DSL) technology.   It also developed a cable television status monitoring
system, Lighthouse, designed to help cable operators better manage their coaxial cable networks. The Company also collects revenue from consulting to its large local telephone company customers. The reason business exploded last year is deregulation spurred telephone companies to accelerate the upgrade of their networks. Chris and his team have done an excellent job of adding new products and new customers. While we sold most of our holdings during the first half of 2000, we are looking for an opportunity to buy it back. Our only regret with the holding is that Chris Allison's father, who founded the Company and passed away in 1999, was not able to witness the run this Company and stock had last year.

  Quest Diagnostics, Inc. provides diagnostic testing, information and services to doctors, hospitals, managed-care organizations, employers and government agencies. The Company nearly doubled in size with the 1999 purchase of the clinical labs division of Smithkline Beecham PLC. The management team, led by Ken Freeman, did an excellent job of putting together a plan to reduce costs and reprice contracts. They executed on the plan and the stock more than quadrupled over the past 18 months. We still believe that the Company has more opportunities to take out costs and the market for their products is still healthy. There is an increased need for diagnostic testing as the population
ages and as an increased emphasis is placed on "prevention".   Similar to
Tollgrade, we sold much of our stake when the stock ran up over $100 per share and are looking for an opportunity to buy it back.

  Pat English, President of Fiduciary Management, set us up nicely with the final management award winner Sungard Data Systems. Sungard is a computer service and application software company. Its offerings include investment accounting systems geared toward trust departments, shareholder accounting systems, and the first disaster recovery business. Most people don't realize the number of steps needed to complete a stock trade, and Sungard has put together a network that handles each step. Roughly 75% of revenue comes from investment support with the remainder coming from data backup/web hosting. It is one of the top suppliers of systems, software and support to the brokerage, investment management and insurance industries. In addition, the Company boasts leading share in the disaster recovery market. Over the past five years, the Company has grown EPS at an 18% cumulative average growth rate. We started buying the stock at a very attractive level as the market punished the stock after some customers put off purchases last year, waiting to see if there were any Y2K problems. Pat convinced us that James Mann was a good man and a good manager. His team built a Company with predictable earnings growth. As soon as the fears began to subside the stock promptly tripled. We have been taking some profits in this name as well.

  Congratulations to our 2nd annual FMI Focus Fund Five Star award recipients. Who will receive next year's honorso At this time it is probably easier to pick this years NCAA Final Four. Although, we suspect it may be a company coming out of the energy or retail sectors. Its is becoming more difficult to find the "slam dunks" but we are driving hard into our idea basket looking for winners. Thank you for being a part of the Fund and hang in there. This is an important fifth year for us and we will continue to work hard and not become overly optimistic or pessimistic about the market and its future course.

OUTLOOK/COMMENTATION:

  Subsequent to the 4th calendar quarter, we have trimmed our technology exposure. We believe in the sector, but think there is a "major timeout" for the group. We see the market broadening, if not immediately, then ultimately. Much of our focus is on preserving capital, valuation, small-cap stocks, and beneficiaries of lower interest rates and newly emerging profit cycles.

Sincerely,

/s/Ted D. Kellner, C.F.A.        /s/Richard E. Lane, C.F.A.

Ted D. Kellner, C.F.A.           Richard E. Lane, C.F.A.
Portfolio Manager                Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FMI Focus Fund
STATEMENT OF NET ASSETS
December 31, 2000 (Unaudited)

SHARES OR                                                            QUOTED
PRINCIPAL                                                            MARKET
  AMOUNT                                                          VALUE (B)<F3>
  ------                                                          -------------
LONG-TERM INVESTMENTS -- 78.5% (A)<F2>
COMMON STOCKS -- 78.5% (A)<F2>

               BANKS -- 4.1%
     82,000    AMCORE Financial, Inc.                             $  1,696,375
     41,000    Associated Banc-Corp.                                 1,245,375
     40,000    Banknorth Group, Inc.                                   797,500
     36,200    Blackhawk Bancorp, Inc.                                 348,425
    125,000    BOK Financial Corp.                                   2,656,250
     15,500    First Federal Capital Corp.                             224,750
      7,500    FirstMerit Corp.                                        200,507
     26,000    MAF Bancorp, Inc.                                       739,375
     83,500    Prosperity Bancshares, Inc.                           1,649,125
     60,500    Republic Bancorp Inc.                                   654,156
     13,300    Summit Bancshares, Inc.                                 288,444
     15,450    Texas Regional Bancshares, Inc.                         502,125
                                                                  ------------
                                                                    11,002,407

               CHEMICAL/SPECIALTY MATERIALS -- 2.1%
     34,400    Cytec Industries Inc.                                 1,373,850
    106,100    Rogers Corp.                                          4,356,731
                                                                  ------------
                                                                     5,730,581

               COMMUNICATIONS EQUIPMENT -- 4.5%
    170,000    ADC Telecommunications, Inc.                          3,081,250
    152,500    Andrew Corp.                                          3,316,875
     55,000    Channell Commercial Corp.                               357,500
     66,000    Tekelec                                               1,980,000
     99,000    TESSCO Technologies Inc.                              1,782,000
     42,000    Tollgrade Communications, Inc.                        1,533,000
                                                                  ------------
                                                                    12,050,625

               COMMUNICATIONS SERVICES/CABLE -- 7.4%
    129,248    Adelphia Communications Corp.                         6,672,428
     67,200    Arguss Communications, Inc.                             613,200
     41,000    Bell Canada International Inc.                          804,625
     38,500    CSG Systems International, Inc.                       1,807,094
     64,500    Insight Communications Co., Inc.                      1,515,750
    117,000    LCC International, Inc.                               1,272,375
     34,500    LodgeNet Entertainment Corp.                            608,062
    192,500    Motient Corp.                                           770,000
    196,000    SignalSoft Corp.                                      1,923,250
     95,000    Western Wireless Corp.                                3,722,813
                                                                  ------------
                                                                    19,709,597

               COMMUNICATIONS SERVICES/MEDIA -- 3.5%
    132,043    CNET Networks, Inc.                                   2,110,615
     28,000    Interwoven, Inc.                                      1,846,250
    140,500    Key3Media Group, Inc.                                 1,712,344
    250,000    PRIMEDIA Inc.                                         2,984,375
     46,000    World Wrestling Federation
                 Entertainment,Inc                                     736,000
                                                                  ------------
                                                                     9,389,584

               DEFENSE -- 0.3%
     79,700    Ladish Co, Inc.                                         856,775

               ELECTRONICS -- 9.5%
     67,700    APW Ltd.                                              2,284,875
     50,000    Arrow Electronics, Inc.                               1,431,250
    104,900    CTS Corp.                                             3,822,294
     71,000    Daisytek International Corp.                            488,125
    168,000    General Semiconductor, Inc.                           1,050,000
    129,000    Molex Inc.                                            3,281,437
     59,250    SBE, Inc.                                               207,375
    204,000    Stratos Lightwave, Inc.                               3,480,750
     57,000    Teledyne Technologies Inc.                            1,346,625
    112,200    Varian Inc.                                           3,800,775
    525,000    Viasystems Group, Inc.                                4,364,063
                                                                  ------------
                                                                    25,557,569

               ENERGY/ENERGY SERVICES -- 15.2%
     75,500    Atwood Oceanics, Inc.                                 3,307,655
     75,000    Chesapeake Energy Corp.                                 759,375
     80,000    Coflexip SA  ADR                                      5,030,000
     40,760    Devon Energy Corp.                                    2,485,137
    115,000    Grey Wolf, Inc.                                         675,625
     87,000    Kinder Morgan, Inc.                                   4,540,312
    105,000    Maverick Tube Corp.                                   2,375,625
     49,500    McMoRan Exploration Co.                                 655,875
     50,000    Newpark Resources, Inc.                                 478,125
     69,000    Noble Affiliates, Inc.                                3,174,000
     40,000    Offshore Logistics, Inc.                                861,872
     95,000    Parker Drilling Co.                                     480,938
    210,250    Pride International, Inc.                             5,177,406
     50,000    Remington Oil & Gas Corp.                               650,000
     70,000    The Shaw Group Inc.                                   3,500,000
    109,000    Valero Energy Corp.                                   4,053,438
     60,000    Veritas DGC Inc.                                      1,938,000
     70,000    Willbros Group, Inc.                                    446,250
                                                                  ------------
                                                                    40,589,633

               FINANCIAL SERVICES -- 10.9%
     73,500    Heller Financial, Inc.                                2,255,531
    221,900    HNC Software Inc.                                     6,587,656
     68,700    MGIC Investment Corp.                                 4,632,956
    300,180    Retek Inc.                                            7,316,888
    178,500    SunGard Data Systems Inc.                             8,411,813
                                                                  ------------
                                                                    29,204,844

               FOOD & BEVERAGES -- 0.9%
     47,100    Dean Foods Co.                                        1,445,381
     63,600    SUPERVALU INC.                                          882,450
                                                                  ------------
                                                                     2,327,831

               HEALTH INDUSTRIES -- 5.9%
     26,500    Covance Inc.                                            284,875
     34,000    Henry Schein, Inc.                                    1,177,250
     30,500    Molecular Devices Corp.                               2,087,344
    100,000    Pall Corporation                                      2,131,250
     44,700    Quest Diagnostics Inc.                                6,347,400
     34,000    Renal Care Group, Inc.                                  932,341
    170,000    Sybron Dental Specialties, Inc.                       2,868,750
                                                                  ------------
                                                                    15,829,210

               INDUSTRIAL & TRANSPORTATION PRODUCTS -- 1.8%
     50,000    CIRCOR International, Inc.                              500,000
    100,600    Robbins & Myers, Inc.                                 2,426,975
     48,200    Zebra Technologies Corp.                              1,966,406
                                                                  ------------
                                                                     4,893,381

               INDUSTRIAL SERVICES -- 3.1%
    235,000    Republic Services, Inc.                               4,039,062
    137,500    Tetra Tech, Inc.                                      4,382,813
                                                                  ------------
                                                                     8,421,875

               INSURANCE -- 5.3%
     78,500    Delphi Financial Group, Inc.                          3,022,250
    182,000    Old Republic International Corp.                      5,824,000
     61,700    PartnerRe Ltd.                                        3,763,700
     59,000    UnumProvident Corp.                                   1,585,625
                                                                  ------------
                                                                    14,195,575

               RETAIL TRADE -- 0.5%
     50,000    Zale Corp.                                            1,453,125
               SEMICONDUCTOR & RELATED -- 1.7%
     25,000    ANADIGICS, Inc.                                         409,375
    255,000    Metron Technology N.V.                                1,275,000
    180,000    MKS Instruments, Inc.                                 2,790,000
                                                                  ------------
                                                                     4,474,375

               SOFTWARE/SERVICES -- 1.2%
     45,000    Art Technology Group, Inc.                            1,375,312
    150,000    Kana Communications, Inc.                             1,725,000
                                                                  ------------
                                                                     3,100,312

               UTILITIES -- 0.6%
     50,000    NiSource Inc.                                         1,537,500
                                                                  ------------
                   Total common stocks                             210,324,799
                                                                  ------------
                   Total long-term investments                     210,324,799

SHORT-TERM INVESTMENTS -- 19.5% (A)<F2>

               COMMERCIAL PAPER -- 3.7%
$ 5,000,000    Firstar Bank U.S.A., N.A.,
                 6.45%, due 01/03/01                                 4,998,208
  5,000,000    Galaxy Funding, Inc.,
                 6.45%, due 01/03/01                                 4,998,209
                                                                  ------------
                   Total commercial paper                            9,996,417

               VARIABLE RATE DEMAND NOTES -- 15.8%
  4,500,000    American Family Financial Services                    4,500,000
 13,600,000    Firstar Bank U.S.A., N.A.                            13,600,000
 12,590,148    Sara Lee Corp.                                       12,590,148
  3,600,000    Wisconsin Electric Power Co.                          3,600,000
  8,000,000    Wisconsin Corporate Central
                 Credit Union                                        8,000,000
                                                                  ------------
                   Total variable rate
                     demand notes                                   42,290,148
                                                                  ------------
                   Total short-term investments                     52,286,565
                                                                  ------------
                   Total investments                               262,611,364
               Cash and receivables, less
                 liabilities -- 2.0% (A)<F2>                         5,297,719
                                                                  ------------
                   Net Assets                                     $267,909,083
                                                                  ------------
                                                                  ------------
                   Net Asset Value Per Share
                     ($0.01 par value 500,000,000
                     shares authorized), offering
                     and redemption price
                     ($267,909,083 / 9,303,932
                     shares outstanding)                          $      28.80
                                                                  ------------
                                                                  ------------

(a)<F2> Percentages for the various classifications relate to net assets.
(b)<F3> Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value.

        The Fund may write call options on securities. By writing a call option, and receiving a premium, the Fund may be obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. For the period ending December 31, 2000, the FMI Focus Fund did not write any call options.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.